                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, Registration Statement(s) on Form S-4 (or any other appropriate form) relating to the registration of debentures to be exchanged for the Company's 7.375% Debentures due 2027 and 7.45% Debentures due 2097, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement(s) and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.

Date:  February 18, 1997                    /s/     James M. Biggar
       -----------------------------        --------------------------------
                                            J. M. Biggar
                                            Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, Registration Statement(s) on Form S-4 (or any other appropriate form) relating to the registration of debentures to be exchanged for the Company's 7.375% Debentures due 2027 and 7.45% Debentures due 2097, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement(s) and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.

Date:  February 19, 1997                      /s/     D. E. Collins
       -----------------------------        --------------------------------
                                            D. E. Collins
                                            Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, Registration Statement(s) on Form S-4 (or any other appropriate form) relating to the registration of debentures to be exchanged for the Company's 7.375% Debentures due 2027 and 7.45% Debentures due 2097, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement(s) and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.

Date:  February 16, 1997                        /s/     D. E. Evans
       -----------------------------        --------------------------------
                                            D. E. Evans
                                            Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, Registration Statement(s) on Form S-4 (or any other appropriate form) relating to the registration of debentures to be exchanged for the Company's 7.375% Debentures due 2027 and 7.45% Debentures due 2097, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement(s) and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.

Date:  February 14, 1997                       /s/     R. W. Mahoney
       -----------------------------        --------------------------------
                                            R. W. Mahoney
                                            Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, Registration Statement(s) on Form S-4 (or any other appropriate form) relating to the registration of debentures to be exchanged for the Company's 7.375% Debentures due 2027 and 7.45% Debentures due 2097, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement(s) and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.

Date:  February 19, 1997                       /s/     W. G. Mitchell
       -----------------------------        --------------------------------
                                            W. G. Mitchell
                                            Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, Registration Statement(s) on Form S-4 (or any other appropriate form) relating to the registration of debentures to be exchanged for the Company's 7.375% Debentures due 2027 and 7.45% Debentures due 2097, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement(s) and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.

Date:  February 17, 1997                        /s/     A. M. Mixon
       -----------------------------        --------------------------------
                                            A. M. Mixon
                                            Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, Registration Statement(s) on Form S-4 (or any other appropriate form) relating to the registration of debentures to be exchanged for the Company's 7.375% Debentures due 2027 and 7.45% Debentures due 2097, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement(s) and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.

Date:  February 18, 1997                        /s/     Curtis E. Moll
       -----------------------------        --------------------------------
                                            C. E. Moll
                                            Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, Registration Statement(s) on Form S-4 (or any other appropriate form) relating to the registration of debentures to be exchanged for the Company's 7.375% Debentures due 2027 and 7.45% Debentures due 2097, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement(s) and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.

Date:  February 19, 1997                        /s/     H. O. Petrauskas
       -----------------------------        --------------------------------
                                            H. O. Petrauskas
                                            Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, Registration Statement(s) on Form S-4 (or any other appropriate form) relating to the registration of debentures to be exchanged for the Company's 7.375% Debentures due 2027 and 7.45% Debentures due 2097, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement(s) and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, or any of them or any substitutes.

         Executed the date set opposite my name.

Date:  February 19, 1997                         /s/     R. K. Smucker
       -----------------------------        --------------------------------
                                            R. K. Smucker
                                            Director